UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 26, 2007
                                                 -----------------


                            FBL Financial Group, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)

          Iowa                          1-11917                  42-1411715
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)


5400 University Avenue, West Des Moines, Iowa                       50266
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (515) 225-5400
                                                   --------------

Item 7.01. Regulation FD Disclosure

On February 26, 2007, FBL Financial Group, Inc. issued a news release announcing its participation in the upcoming Raymond James 28th Annual Institutional Investors Conference. Comments made at this conference will include mention of FBL's earnings guidance. The news release is furnished as Exhibit 99.1 hereto. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Exhibit 99.1 News release dated February 26, 2007.


SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FBL Financial Group, Inc.
-------------------------
(Registrant)

Date February 26, 2007
     -----------------

/s/ James P. Brannen
--------------------
James P. Brannen
Chief Financial Officer

EXHIBIT INDEX
Exhibit No.               Description
-----------               -----------
Exhibit 99.1              News release of the registrant dated February 26, 2007